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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 30, 2003


                             ON-SITE SOURCING, INC.
               (Exact name of registrant as specified in charter)


-------------------------------- --------------------------- -------------------
           Delaware                         0-20947              54-1648470
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)
-------------------------------- --------------------------- -------------------

                             832 North Henry Street
                           Alexandria, Virginia 22314
              (Address of Principal Executive Offices and Zip Code)


                                 (703) 276-1123
              (Registrant's telephone Number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 2. Acquisition or Disposition of Assets

     On December 30, 2003, Onsite Sourcing Inc. closed the sale and leaseback of the Company's facilities located in Alexandria, Virginia. The text of the November 17, 2003 press release announcing the sale lease-back is included as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit No.       Description
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99.1              Press Release dated November 17, 2003


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ON-SITE SOURCING, INC.

                                    By: /s/ Jason Parikh
                                        ----------------------------------------
                                    Name:  Jason Parikh
                                    Title: Chief Financial Officer and Secretary

Dated:   January 14, 2004

                                  Exhibit Index
                                  -------------

Exhibit No.       Description
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99.1              Press Release dated November 17, 2003